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                                                                    EXHIBIT 23.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-79525, No. 333-95741) of Proxicom, Inc. of our report dated January 26, 2000, except as to the stock split discussed in Note 1 which is as of February 24, 2000, appearing on page F-2 of this Annual Report on Form 10-K.


PRICEWATERHOUSECOOPERS LLP


McLean, Virginia
March 29, 2000